UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

RTX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Wilson Boulevard, Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

(781) 522-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) (CUSIP 75513E 101)	RTX	New York Stock Exchange
2.150% Notes due 2030 (CUSIP 75513E AB7)	RTX 30	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 17, 2023, Raytheon Technologies Corporation (the “Company”) changed its name to RTX Corporation (the “Name Change”) pursuant to a certificate of amendment (the “Certificate of Amendment”) of the Company’s Amended and Restated Certificate of Incorporation dated May 3, 2023 (the “Certificate of Incorporation”) filed with the Delaware Secretary of State. Pursuant to the General Corporation Law of the State of Delaware, the Name Change was approved by the Board of Directors of the Company and did not require approval of the Company’s shareowners. The Company also amended and restated its Amended and Restated Bylaws dated April 25, 2022 (the “Bylaws”), effective July 17, 2023, solely to reflect the Name Change (as newly amended, the “Amended and Restated Bylaws dated July 17, 2023”). The Company’s common stock, par value $1.00 per share (the “Common Stock”), will continue to trade on the New York Stock Exchange under its former name, Raytheon Technologies Corporation, through July 26, 2023 and will begin trading under its new name, RTX Corporation, on July 27, 2023. The Company’s Common Stock ticker symbol will remain “RTX” and the Company’s CUSIP will remain unchanged. The Name Change does not affect the rights of its shareowners.

The foregoing descriptions of the amendments to the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the Certificate of Amendment and the Amended and Restated Bylaws dated July 17, 2023, included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K, which are incorporated by reference. Other than the Name Change, the Company did not make any changes to its Certificate of Incorporation or Bylaws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation dated July 17, 2023

3.2	Amended and Restated Bylaws dated July 17, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: July 17, 2023	By:	/s/ Ramsaran Maharajh
Ramsaran Maharajh
Executive Vice President & General Counsel